AGENDA

- Welcome and Introduction
- Formal Business
  - Proposal 1 – Election of Directors
  - Proposal 2 - Re-appointment of Auditors
- Presentation by Management
- Questions and Answers
- Motion to Adjourn

FORWARD LOOKING STATEMENTS

- *This discussion and analysis contains statements of a forward-looking nature relating to future events or our future financial performance or financial condition. Such statements are only predictions and the actual events or results may differ materially from the results discussed in or implied by the forward-looking statements. The historical results set forth in this discussion and analysis are not necessarily indicative of trends with respect to any actual or projected future financial performance. This discussion and analysis should be read in conjunction with the financial statements and the related notes thereto included elsewhere in this report.*

CORNERSTONE OF AMERITYRE

Unique Proprietary Polyurethane Chemical Formulations for unique products.

Gives Ameritype the capability to make polyurethane products with superior performance.



IRRIGATION TIRES




UG-81
COLORADO

SUPER GRIP GOLF CART TIRES


EZGO

THE ULTIMATE FLAT PROOFING TEST



SKID STEER TIRES WITH APERTURES



UNDERGROUND MINING TIRES



TIRES ON THEIR WAY!



WT2457-GP

SPECIALTY APPLICATIONS


TATOU UTV 4S

RUGGED CYCLES



TheClassic
RUGGED
MADE IN U.S.A.
AIRLESS TECHNOLOGY
SHAFT DRIVE
AIRLESS TECHNOLOGY
MADE IN U.S.A.

BRIDGING THE GAP

From Chemicals to Products

16+ process patents, issued and pending, are used to transform chemicals into products for the tire industry.



Amerityre

AMERITYRE INITIATIVES

Product Areas

1. Low Duty Cycle Tires *(foam)*
2. Tire Fill *(foam & elastomer)*
3. Solid Tires *(elastomer)*
4. Composite Tires *(elastomer)*
5. Pneumatic Tires *(elastomer)*
6. Fire Retardant Packaging (*foam*)

LOW DUTY CYCLE TIRES

What is the Technology?

Flat Free™ Foam Tires



- Bicycles
- Medical Mobility
- Lawn & Garden
- Golf Carts
- Baggage Carts
- Special Industrial Application
- Vehicles that travel less than 30 mph



- **What is the Market? $10+ billion**

LOW DUTY CYCLE TIRES

What is the Status today?

- Currently $3.2 million business
- Profitable as stand alone
- Added several new customers for 2009

What is strategy going forward?

- Add new sizes as necessary to meet new markets
- Continue to expand business to larger distributors and OEM's
- Expand business globally

LIGHT WEIGHT TIRE FILL

What is the Technology?

Flatproof with *Amerifill*™

- The tire never goes flat
- Provides longer tire life
- Low rolling resistance
- Cannot absorb water
- UV & ozone stable
- Environmentally friendly


3

What is the market? 50 million lbs./yr.

LIGHT WEIGHT FOAM FILL

What is the Status today?

- Introduced *Amerifill*® program Jan 2008
- Placed 7 fill machines.
- Reoccurring chemical sales

What is Strategy going forward?

- Continue to pursue additional large pumpers (over 100,000 lb./yr.)
- Develop a process for recycling with light weight fill

ELASTOMER TIRE FILL

What is the Technology?

- The tire never goes flat
- Provides longer tire life
- Low rolling resistance
- Cannot absorb water
- UV & ozone stable
- Environmentally friendly

What is the market ? 125 million lb./yr.

ELASTOMER TIRE FILL

What is the Status today?

- We are reformulating the product
- WHY?
- To be competitive in the tire fill market
- The product needs to be a 1:1 ratio

SOLID TIRES

What is the Technology?

Solid *Elastothane*™ Elastomer

- Long life
- Higher tear strength
- More abrasion resistant
- UV & ozone stable
- Environmentally friendly
- Simplified manufacturing
- Non-marking
- Pricing competes with rubber


AMERITYRE
Made in USA
16x5x10.5

What is the market? $1 billion plus

SOLID TIRES

What is the Status today?

- Demonstrated capability for forklifts
- Developing other applications
- Signed sales and marketing agreement with K2 Industrial Tire for solid press-ons.

What is the Strategy going forward?

- Increase forklift business
- Develop solid tires for other applications
- Focus on OEM's and distributors

COMPOSITE TIRES

What is the Technology?

Elastomer over rubber

- Tougher material
- -Higher tear strength
- -More abrasion resistant
- Lower rolling resistance
- Fuel savings
- Longer life



What is the market? $1.5 billion, NA Retreads

COMPOSITE TIRES

What is the Status today?

Sand Tires



Signed Agreement with Desert Research Technology, AZ

- **Signed agreement with Chinese partner**
- **Shipped largest pour machine in the world, 3000 lb./min.**



Large OTR Tires

COMPOSITE TIRES

What is the Strategy going forward?

- Current Status

  DRT has shut down machine due to lack of capital.

  China has slowed down launching the project due to economic conditions.

- Continue to test for adhesion product, polyurethane to rubber.

PNEUMATIC TIRES

What is the Technology?

***Elastothane*™ Elastomer**
Passenger Car Tire

- **Longer life, 30% (est.)**
- **Improved fuel economy**
- **Environmentally friendly**
- **Higher quality**
- **Cost competitive**
- **Simplified manufacturing**


Amerityre

- **Significant fuel economy improvement!**

PNEUMATIC TIRES

What is the Technology?

4 Step Production Process

1. Plys, beads & belts on core
2. Core in mold
3. Pour PU
4. Cure & remove



Yield = 1 tire/min (14 station race track)

PNEUMATIC TIRES

What is the Technology?

Costing (Compared to Rubber)

Material	Slightly more
Labor	Much less (~1/3)
Energy	Much less (~1/25)
Floor space	Much less (~1/5)
Scrap	Much less (~1/15)
Capital investment	Much less (~1/8)

PNEUMATIC TIRES

What is the Market?

- OE Market
  - -North America, CY 2008
    15.6 million vehicles/year
  - -Europe, CY 2008
    15.9 million vehicles/year

- Aftermarket
  - -Equal to OE market

PNEUMATIC TIRES

What is the Status?

- Successfully completed testing to FMVSS 139 November 2007
- Supplying tires to potential partners and automotive companies to test
- Revising formulation to improve traction
- Applying for a Federal Grant from the DOE.


Amerityre

PNEUMATIC TIRES

What is the Strategy?

Secure investment or joint venture partner in pilot production facility while completing development of production process and equipment.

THE ENVIRONMENT

Rubber Tires (serious issues)

- **Latex sensitivity (allergies)**
- **Major disposal issues**

Polyurethane Tires (no issues)

- **Manufacturing process is safe uses MDI not TDI**
- **Inert material**
- **Recyclable**
- **Hypoallergenic**
- **Can be buried without ground contamination**



FIRE RETARDANT PACKAGING FOAM

What is the Technology?

- Fire retardant, self extinguishing packaging foam
- High volume continuous molding manufacturing process

What is the Market?

- Estimated to be $2.8 billion
- Driven by insurance costs

FIRE RETARDANT PACKAGING FOAM

What is the Status?

- Customer has received samples and are under review
- A date to be set in December to meet with our customer
- Negotiating pricing and volumes with customer

What is the Strategy?

- Identify other users of non-flammable foam packaging material users
- Secure additional sales agreements with new customers

FINANCIAL OVERVIEW



Revenue Actual 1st Quarter 2010
(in thousands)
$1,500
$1,000
$500
$0
FY 2008
FY 2009
FY 2010

FINANCIAL OVERVIEW



Revenue Actual Five Months 2010
(in thousands)
$2,000
$1,500
$1,000
$500
$0
FY 2008
FY 2009
FY 2010

FINANCIAL OVERVIEW


Revenue Actual/Forecast
2010
(in thousands)
$8,000
$6,000
$4,000
$2,000
$0
FY 2008
FY 2009
FY 2010

FINANCIAL OVERVIEW

2010 Cash Flow Target

- We anticipate being cash flow positive by Fiscal Year End 2010

AMERITYRE GOALS FOR 2010

Near Term Goals and Targets

- Become cash flow positive by Fiscal Year End 2010
- Continue growth of foam tire business
- Expand applications for the foam tire business
- Reformulate tire fill to compete in the market
- Expand applications for the solid tire business
- Resolve adhesion issue and define manufacturing process for composite tire
- Secure new customers for packaging foam business

AMERITYRE GOALS FOR 2010

Longer Term Goals and Targets

- Continue to reduce and control expenses in all areas of our business
- Reduce raw material cost through volume and improved formulations
- Build new sizes and products to capture new markets
- Continued growth in all product ready areas.
- Continue to pursue grant monies and or a partner for the car tire development

CONCLUSION

Amerityre will grow as the capability of its unique polyurethane technologies becomes known. These technologies offer:

- Significant performance improvements
- Simplified manufacturing processes
- Significantly reduced environmental impact
- At equal or less cost